Supplement dated October 2, 2023
To the Prospectuses and Statements of Additional Information,
                        each dated May 1, 2023

              THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                        VALIC Separate Account A
                           Portfolio Director
                   Portfolio Director Freedom Advisor
                        Portfolio Director Plus
                           Independence Plus
                                Potentia
                             GUP and GTS-VA
---------------------------------------------------------------
This supplement updates certain information in the referenced Prospectuses and Statements of Additional Information. You should read this supplement in conjunction with your applicable Prospectus(es) and Statement(s) of Additional Information and retain for future reference.

Distributor name change:
Effective October 2, 2023, AIG Capital Services, Inc. ("ACS") changed its name to Corebridge Capital Services, Inc. All references to "AIG Capital Services, Inc." and "ACS" are replaced with Corebridge Capital Services, Inc. in the Prospectuses and Statements of Additional Information.

Additionally, the address for the distributor is updated to 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.